SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S.Employer Identification No.

1-5324	NORTHEAST UTILITIES	04-2147929
(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY	06-0303850
(a Connecticut corporation)
107 Selden Street
Berlin, Connecticut 06037-1616
Telephone: (860) 665-5000

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE	02-0181050
(a New Hampshire corporation)
Energy Park
780 North Commercial Street
Manchester, New Hampshire 03101-1134
Telephone: (603) 669-4000

0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY	04-1961130
(a Massachusetts corporation)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01 Regulation FD Disclosure

On October 31, 2007, Northeast Utilities (“NU” or the “company”) issued a news release announcing that it will Webcast a financial analyst presentation at 7:30 a.m. Eastern Standard Time on Monday, November 5, 2007 at the Edison Electric Institute Financial Conference in Orlando, Florida. Senior management will discuss the company’s and subsidiaries’ third quarter 2007 results, which are expected to be released earlier that day.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
Exhibit 99.1	News Release issued by Northeast Utilities dated October 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY
(Registrants)

By:	/s/ Randy A. Shoop
Name:	Randy A. Shoop
Title:	Vice President and Treasurer

Date: November 1, 2007